Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 14. COMMITMENTS AND CONTINGENCIES

The following table sets forth the Company’s office lease commitment as of December 31, 2019:

Office Rental

Year ending December 31,
2020	4,399

Total	$4,399

For the years ended December 31, 2019, 2018 and 2017, rental expenses under operating leases were approximately $258,476, $2,516,053 and $975,868, respectively.

In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such claims, when a loss is assessed to be probable and the amount of the loss is reasonably estimable. The company is not currently involved in any such claims.